PARTICIPATING LOAN INTERESTS	12 Months Ended
Dec. 31, 2017
Participating Loan Interests [Abstract]
PARTICIPATING LOAN INTERESTS
PARTICIPATING LOAN INTERESTS
Participating loan interests represent interests in certain properties in Australia that do not provide the partnership with control over the entity that owns the underlying property and are accounted for as loans and receivables and held at amortized cost on the consolidated balance sheets. The instruments, which are receivable from a wholly-owned subsidiary of Brookfield Asset Management, have contractual maturity dates of September 26, 2020 and February 1, 2023, subject to the partnership’s prior right to convert into direct ownership interests in the underlying commercial properties, and have contractual interest rates that vary with the results of operations of those properties.
The outstanding principal of the participating loan interests relates to the following properties:

(US$ Millions)	Participation interest		Carrying value
Name of property	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Darling Park Complex, Sydney	30%	30%	$251	$215
IAG House, Sydney	50%	50%	111	101
Jessie Street, Sydney	100%	100%	155	155
Total participating loan interests			$517	$471

Included in the balance of participating loan interests is an embedded derivative representing the partnership’s right to participate in the changes in the fair value of the referenced properties. The embedded derivative is measured at fair value with changes in fair value reported through earnings in fair value gains, net on the consolidated statements of income. As of December 31, 2017, the carrying value of the embedded derivative is $209 million (December 31, 2016 - $146 million).

For the year ended December 31, 2017, the partnership recognized interest income on the participating loan interests of $27 million (2016 - $32 million; 2015 - $41 million) and fair value gains of $59 million (2016 - $29 million; 2015 - $88 million).